                                                                   EXHIBIT 99.20

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at
(203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

EQUITY ONE 2005-4 -- BREAKEVEN ANALYSIS -- M2
RABBO


Settle               8/25/2005
First Payment        9/25/2005

                             LOSS SEVERITY                           40%
                               Prepay (1F)  75 *New_RABO_FRM_PREPAY_RAMP  75 *New_RABO_FRM_PREPAY_RAMP
                                Prepay (1A) 75 *New_RABO_ARM_PREPAY_RAMP  75 *New_RABO_ARM_PREPAY_RAMP
                                     LIBOR                       Forward      Flat for 12 -- Spike 400
                                   DEFAULT                     15.99 CDR                     13.08 CDR
                         Servicer Advances                          100%                          100%
                           Liquidation Lag                            12                            12
                                  Triggers                          FAIL                          FAIL
                       Optional Redemption                       Call (N)                      Call (N)

                        WAL for Princ Pmts                         10.08                         10.91
                       Principal Writedown                         0.01%                         0.09%
       Total Collat Loss (Collat Maturity)                        18.56%                        16.34%
Total Collat Liquidation (Collat Maturity)                        45.96%                        40.47%

                             LOSS SEVERITY
                               Prepay (1F)  100 *New_RABO_FRM_PREPAY_RAMP  100 *New_RABO_FRM_PREPAY_RAMP
                                Prepay (1A) 100 *New_RABO_ARM_PREPAY_RAMP  100 *New_RABO_ARM_PREPAY_RAMP
                                     LIBOR                        Forward       Flat for 12 -- Spike 400
                                   DEFAULT                      17.48 CDR                      14.74 CDR
                         Servicer Advances                           100%                           100%
                           Liquidation Lag                             12                             12
                                  Triggers                           FAIL                           FAIL
                       Optional Redemption                        Call (N)                       Call (N)

                        WAL for Princ Pmts                           8.14                           8.62
                       Principal Writedown                          0.04%                          0.06%
       Total Collat Loss (Collat Maturity)                         16.75%                         14.89%
Total Collat Liquidation (Collat Maturity)                         41.50%                         36.89%

                             LOSS SEVERITY
                               Prepay (1F)  135 *New_RABO_FRM_PREPAY_RAMP  135 *New_RABO_FRM_PREPAY_RAMP
                                Prepay (1A) 135 *New_RABO_ARM_PREPAY_RAMP  135 *New_RABO_ARM_PREPAY_RAMP
                                     LIBOR                        Forward       Flat for 12 -- Spike 400
                                   DEFAULT                      19.73 CDR                      17.37 CDR
                         Servicer Advances                           100%                           100%
                           Liquidation Lag                             12                             12
                                  Triggers                           FAIL                           FAIL
                       Optional Redemption                        Call (N)                       Call (N)

                        WAL for Princ Pmts                           6.27                           6.50
                       Principal Writedown                          0.08%                          0.06%
       Total Collat Loss (Collat Maturity)                         15.17%                         13.79%
Total Collat Liquidation (Collat Maturity)                         37.60%                         34.17%


                             LOSS SEVERITY                           60%
                                Prepay (1F) 75 *New_RABO_FRM_PREPAY_RAMP  75 *New_RABO_FRM_PREPAY_RAMP
                                Prepay (1A) 75 *New_RABO_ARM_PREPAY_RAMP  75 *New_RABO_ARM_PREPAY_RAMP
                                     LIBOR                       Forward      Flat for 12 -- Spike 400
                                   DEFAULT                       9.8 CDR                      8.04 CDR
                         Servicer Advances                          100%                          100%
                           Liquidation Lag                            12                            12
                                  Triggers                          FAIL                          FAIL
                       Optional Redemption                       Call (N)                      Call (N)

                        WAL for Princ Pmts                         11.99                         12.65
                       Principal Writedown                         0.06%                         0.10%
       Total Collat Loss (Collat Maturity)                        20.06%                        17.34%
Total Collat Liquidation (Collat Maturity)                        33.09%                        28.61%

                             LOSS SEVERITY
                                Prepay (1F) 100 *New_RABO_FRM_PREPAY_RAMP  100 *New_RABO_FRM_PREPAY_RAMP
                                Prepay (1A) 100 *New_RABO_ARM_PREPAY_RAMP  100 *New_RABO_ARM_PREPAY_RAMP
                                     LIBOR                        Forward       Flat for 12 -- Spike 400
                                   DEFAULT                      10.74 CDR                       9.05 CDR
                         Servicer Advances                           100%                           100%
                           Liquidation Lag                             12                             12
                                  Triggers                           FAIL                           FAIL
                       Optional Redemption                        Call (N)                       Call (N)

                        WAL for Princ Pmts                           9.46                           9.83
                       Principal Writedown                          0.17%                          0.18%
       Total Collat Loss (Collat Maturity)                         17.65%                         15.44%
Total Collat Liquidation (Collat Maturity)                         29.13%                         25.49%

                             LOSS SEVERITY
                                Prepay (1F) 135 *New_RABO_FRM_PREPAY_RAMP  135 *New_RABO_FRM_PREPAY_RAMP
                                Prepay (1A) 135 *New_RABO_ARM_PREPAY_RAMP  135 *New_RABO_ARM_PREPAY_RAMP
                                     LIBOR                        Forward       Flat for 12 -- Spike 400
                                   DEFAULT                      12.19 CDR                       10.7 CDR
                         Servicer Advances                           100%                           100%
                           Liquidation Lag                             12                             12
                                  Triggers                           FAIL                           FAIL
                       Optional Redemption                        Call (N)                       Call (N)

                        WAL for Princ Pmts                           7.10                           7.27
                       Principal Writedown                          0.06%                          0.20%
       Total Collat Loss (Collat Maturity)                         15.61%                         14.02%
Total Collat Liquidation (Collat Maturity)                         25.79%                         23.15%

EQUITY ONE 2005-4 -- BREAKEVEN ANALYSIS -- M3
RABBO


Settle               8/25/2005
First Payment         9/25/2005

                             LOSS SEVERITY                           40%
                                Prepay (1F) 75 *New_RABO_FRM_PREPAY_RAMP  75 *New_RABO_FRM_PREPAY_RAMP
                                Prepay (1A) 75 *New_RABO_ARM_PREPAY_RAMP  75 *New_RABO_ARM_PREPAY_RAMP
                                     LIBOR                       Forward      Flat for 12 -- Spike 400
                                   DEFAULT                     14.33 CDR                     11.49 CDR
                         Servicer Advances                          100%                          100%
                           Liquidation Lag                            12                            12
                                  Triggers                          FAIL                          FAIL
                       Optional Redemption                       Call (N)                      Call (N)

                        WAL for Princ Pmts                         13.78                         14.94
                       Principal Writedown                         0.06%                         0.15%
       Total Collat Loss (Collat Maturity)                        17.33%                        14.97%
Total Collat Liquidation (Collat Maturity)                        42.90%                        37.08%

                             LOSS SEVERITY
                                Prepay (1F) 100 *New_RABO_FRM_PREPAY_RAMP  100 *New_RABO_FRM_PREPAY_RAMP
                                Prepay (1A) 100 *New_RABO_ARM_PREPAY_RAMP  100 *New_RABO_ARM_PREPAY_RAMP
                                     LIBOR                        Forward       Flat for 12 -- Spike 400
                                   DEFAULT                       15.5 CDR                      12.81 CDR
                         Servicer Advances                           100%                           100%
                           Liquidation Lag                             12                             12
                                  Triggers                           FAIL                           FAIL
                       Optional Redemption                        Call (N)                       Call (N)

                        WAL for Princ Pmts                          11.14                          11.84
                       Principal Writedown                          0.20%                          0.23%
       Total Collat Loss (Collat Maturity)                         15.42%                         13.45%
Total Collat Liquidation (Collat Maturity)                         38.20%                         33.31%

                             LOSS SEVERITY
                                Prepay (1F) 135 *New_RABO_FRM_PREPAY_RAMP  135 *New_RABO_FRM_PREPAY_RAMP
                                Prepay (1A) 135 *New_RABO_ARM_PREPAY_RAMP  135 *New_RABO_ARM_PREPAY_RAMP
                                     LIBOR                        Forward       Flat for 12 -- Spike 400
                                   DEFAULT                      17.32 CDR                      14.98 CDR
                         Servicer Advances                           100%                           100%
                           Liquidation Lag                             12                             12
                                  Triggers                           FAIL                           FAIL
                       Optional Redemption                        Call (N)                       Call (N)

                        WAL for Princ Pmts                           8.57                           8.91
                       Principal Writedown                          0.26%                          0.29%
       Total Collat Loss (Collat Maturity)                         13.76%                         12.29%
Total Collat Liquidation (Collat Maturity)                         34.08%                         30.45%



                             LOSS SEVERITY                           60%
                                Prepay (1F) 75 *New_RABO_FRM_PREPAY_RAMP  75 *New_RABO_FRM_PREPAY_RAMP
                                Prepay (1A) 75 *New_RABO_ARM_PREPAY_RAMP  75 *New_RABO_ARM_PREPAY_RAMP
                                     LIBOR                       Forward      Flat for 12 -- Spike 400
                                   DEFAULT                      8.91 CDR                      7.17 CDR
                         Servicer Advances                          100%                          100%
                           Liquidation Lag                            12                            12
                                  Triggers                          FAIL                          FAIL
                       Optional Redemption                       Call (N)                      Call (N)

                        WAL for Princ Pmts                         16.09                         17.01
                       Principal Writedown                         0.01%                         0.67%
       Total Collat Loss (Collat Maturity)                        18.71%                        15.88%
Total Collat Liquidation (Collat Maturity)                        30.86%                        26.20%


                             LOSS SEVERITY
                                Prepay (1F) 100 *New_RABO_FRM_PREPAY_RAMP  100 *New_RABO_FRM_PREPAY_RAMP
                                Prepay (1A) 100 *New_RABO_ARM_PREPAY_RAMP  100 *New_RABO_ARM_PREPAY_RAMP
                                     LIBOR                        Forward       Flat for 12 -- Spike 400
                                   DEFAULT                       9.65 CDR                       7.97 CDR
                         Servicer Advances                           100%                           100%
                           Liquidation Lag                             12                             12
                                  Triggers                           FAIL                           FAIL
                       Optional Redemption                        Call (N)                       Call (N)

                        WAL for Princ Pmts                          12.78                          13.32
                       Principal Writedown                          0.35%                          0.43%
       Total Collat Loss (Collat Maturity)                         16.23%                         13.93%
Total Collat Liquidation (Collat Maturity)                         26.80%                         23.00%

                             LOSS SEVERITY
                                Prepay (1F) 135 *New_RABO_FRM_PREPAY_RAMP  135 *New_RABO_FRM_PREPAY_RAMP
                                Prepay (1A) 135 *New_RABO_ARM_PREPAY_RAMP  135 *New_RABO_ARM_PREPAY_RAMP
                                     LIBOR                        Forward       Flat for 12 -- Spike 400
                                   DEFAULT                      10.82 CDR                       9.33 CDR
                         Servicer Advances                           100%                           100%
                           Liquidation Lag                             12                             12
                                  Triggers                           FAIL                           FAIL
                       Optional Redemption                        Call (N)                       Call (N)

                        WAL for Princ Pmts                           9.61                           9.87
                       Principal Writedown                          0.05%                          0.38%
       Total Collat Loss (Collat Maturity)                         14.15%                         12.48%
Total Collat Liquidation (Collat Maturity)                         23.36%                         20.62%


EQUITY ONE 2005-4 -- BREAKEVEN ANALYSIS -- M6
RABBO

Settle               8/25/2005
First Payment        9/25/2005

                             LOSS SEVERITY                           40%
                                Prepay (1F) 75 *New_RABO_FRM_PREPAY_RAMP  75 *New_RABO_FRM_PREPAY_RAMP
                                Prepay (1A) 75 *New_RABO_ARM_PREPAY_RAMP  75 *New_RABO_ARM_PREPAY_RAMP
                                     LIBOR                       Forward      Flat for 12 -- Spike 400
                                   DEFAULT                      10.4 CDR                      7.77 CDR
                         Servicer Advances                          100%                          100%
                           Liquidation Lag                            12                            12
                                  Triggers                          FAIL                          FAIL
                       Optional Redemption                       Call (N)                      Call (N)

                        WAL for Princ Pmts                         16.56                         17.96
                       Principal Writedown                         0.66%                         0.36%
       Total Collat Loss (Collat Maturity)                        13.95%                        11.26%
Total Collat Liquidation (Collat Maturity)                        34.53%                        27.88%

                             LOSS SEVERITY
                                Prepay (1F) 100 *New_RABO_FRM_PREPAY_RAMP  100 *New_RABO_FRM_PREPAY_RAMP
                                Prepay (1A) 100 *New_RABO_ARM_PREPAY_RAMP  100 *New_RABO_ARM_PREPAY_RAMP
                                     LIBOR                        Forward       Flat for 12 -- Spike 400
                                   DEFAULT                      10.83 CDR                       8.34 CDR
                         Servicer Advances                           100%                           100%
                           Liquidation Lag                             12                             12
                                  Triggers                           FAIL                           FAIL
                       Optional Redemption                        Call (N)                       Call (N)

                        WAL for Princ Pmts                          13.40                          14.29
                       Principal Writedown                          0.63%                          0.15%
       Total Collat Loss (Collat Maturity)                         11.84%                          9.63%
Total Collat Liquidation (Collat Maturity)                         29.32%                         23.86%

                             LOSS SEVERITY
                                Prepay (1F) 135 *New_RABO_FRM_PREPAY_RAMP  135 *New_RABO_FRM_PREPAY_RAMP
                                Prepay (1A) 135 *New_RABO_ARM_PREPAY_RAMP  135 *New_RABO_ARM_PREPAY_RAMP
                                     LIBOR                        Forward       Flat for 12 -- Spike 400
                                   DEFAULT                      11.61 CDR                       9.48 CDR
                         Servicer Advances                           100%                           100%
                           Liquidation Lag                             12                             12
                                  Triggers                           FAIL                           FAIL
                       Optional Redemption                        Call (N)                       Call (N)

                        WAL for Princ Pmts                          10.27                          10.72
                       Principal Writedown                          0.34%                          0.17%
       Total Collat Loss (Collat Maturity)                         10.00%                          8.44%
Total Collat Liquidation (Collat Maturity)                         24.77%                         20.90%



                             LOSS SEVERITY                           60%
                                Prepay (1F) 75 *New_RABO_FRM_PREPAY_RAMP  75 *New_RABO_FRM_PREPAY_RAMP
                                Prepay (1A) 75 *New_RABO_ARM_PREPAY_RAMP  75 *New_RABO_ARM_PREPAY_RAMP
                                     LIBOR                       Forward      Flat for 12 -- Spike 400
                                   DEFAULT                      6.68 CDR                      5.01 CDR
                         Servicer Advances                          100%                          100%
                           Liquidation Lag                            12                            12
                                  Triggers                          FAIL                          FAIL
                       Optional Redemption                       Call (N)                      Call (N)

                        WAL for Princ Pmts                         18.49                         19.56
                       Principal Writedown                         0.83%                         1.38%
       Total Collat Loss (Collat Maturity)                        15.00%                        11.88%
Total Collat Liquidation (Collat Maturity)                        24.73%                        19.59%

                             LOSS SEVERITY
                                Prepay (1F) 100 *New_RABO_FRM_PREPAY_RAMP  100 *New_RABO_FRM_PREPAY_RAMP
                                Prepay (1A) 100 *New_RABO_ARM_PREPAY_RAMP  100 *New_RABO_ARM_PREPAY_RAMP
                                     LIBOR                        Forward       Flat for 12 -- Spike 400
                                   DEFAULT                       6.95 CDR                       5.35 CDR
                         Servicer Advances                           100%                           100%
                           Liquidation Lag                             12                             12
                                  Triggers                           FAIL                           FAIL
                       Optional Redemption                        Call (N)                       Call (N)

                        WAL for Princ Pmts                          14.75                          15.42
                       Principal Writedown                          0.97%                          0.14%
       Total Collat Loss (Collat Maturity)                         12.42%                          9.94%
Total Collat Liquidation (Collat Maturity)                         20.50%                         16.41%

                             LOSS SEVERITY
                                Prepay (1F) 135 *New_RABO_FRM_PREPAY_RAMP  135 *New_RABO_FRM_PREPAY_RAMP
                                Prepay (1A) 135 *New_RABO_ARM_PREPAY_RAMP  135 *New_RABO_ARM_PREPAY_RAMP
                                     LIBOR                        Forward       Flat for 12 -- Spike 400
                                   DEFAULT                       7.45 CDR                       6.07 CDR
                         Servicer Advances                           100%                           100%
                           Liquidation Lag                             12                             12
                                  Triggers                           FAIL                           FAIL
                       Optional Redemption                        Call (N)                       Call (N)

                        WAL for Princ Pmts                          11.10                          11.46
                       Principal Writedown                          0.45%                          0.86%
       Total Collat Loss (Collat Maturity)                         10.26%                          8.55%
Total Collat Liquidation (Collat Maturity)                         16.95%                         14.12%


EQUITY ONE 2005-4 -- BREAKEVEN ANALYSIS -- B1
RABBO

Settle               8/25/2005
First Payment        9/25/2005

                             LOSS SEVERITY                           40%
                                Prepay (1F) 75 *New_RABO_FRM_PREPAY_RAMP  75 *New_RABO_FRM_PREPAY_RAMP
                                Prepay (1A) 75 *New_RABO_ARM_PREPAY_RAMP  75 *New_RABO_ARM_PREPAY_RAMP
                                     LIBOR                       Forward      Flat for 12 -- Spike 400
                                   DEFAULT                      9.72 CDR                      7.13 CDR
                         Servicer Advances                          100%                          100%
                           Liquidation Lag                            12                            12
                                  Triggers                          FAIL                          FAIL
                       Optional Redemption                       Call (N)                      Call (N)

                        WAL for Princ Pmts                         17.75                         19.23
                       Principal Writedown                         1.19%                         1.48%
       Total Collat Loss (Collat Maturity)                        13.29%                        10.54%
Total Collat Liquidation (Collat Maturity)                        32.89%                        26.08%

                             LOSS SEVERITY
                                Prepay (1F) 100 *New_RABO_FRM_PREPAY_RAMP  100 *New_RABO_FRM_PREPAY_RAMP
                                Prepay (1A) 100 *New_RABO_ARM_PREPAY_RAMP  100 *New_RABO_ARM_PREPAY_RAMP
                                     LIBOR                        Forward       Flat for 12 -- Spike 400
                                   DEFAULT                      10.01 CDR                       7.56 CDR
                         Servicer Advances                           100%                           100%
                           Liquidation Lag                             12                             12
                                  Triggers                           FAIL                           FAIL
                       Optional Redemption                        Call (N)                       Call (N)

                        WAL for Princ Pmts                          14.39                          15.32
                       Principal Writedown                          0.83%                          0.23%
       Total Collat Loss (Collat Maturity)                         11.14%                          8.89%
Total Collat Liquidation (Collat Maturity)                         27.58%                         22.02%

                             LOSS SEVERITY
                                Prepay (1F) 135 *New_RABO_FRM_PREPAY_RAMP  135 *New_RABO_FRM_PREPAY_RAMP
                                Prepay (1A) 135 *New_RABO_ARM_PREPAY_RAMP  135 *New_RABO_ARM_PREPAY_RAMP
                                     LIBOR                        Forward       Flat for 12 -- Spike 400
                                   DEFAULT                      10.60 CDR                       8.51 CDR
                         Servicer Advances                           100%                           100%
                           Liquidation Lag                             12                             12
                                  Triggers                           FAIL                           FAIL
                       Optional Redemption                        Call (N)                       Call (N)

                        WAL for Princ Pmts                          11.03                          11.51
                       Principal Writedown                          0.91%                          0.87%
       Total Collat Loss (Collat Maturity)                          9.27%                          7.69%
Total Collat Liquidation (Collat Maturity)                         22.96%                         19.04%



                             LOSS SEVERITY                           60%
                                Prepay (1F) 75 *New_RABO_FRM_PREPAY_RAMP  75 *New_RABO_FRM_PREPAY_RAMP
                                Prepay (1A) 75 *New_RABO_ARM_PREPAY_RAMP  75 *New_RABO_ARM_PREPAY_RAMP
                                     LIBOR                       Forward      Flat for 12 -- Spike 400
                                   DEFAULT                      6.28 CDR                      4.62 CDR
                         Servicer Advances                          100%                          100%
                           Liquidation Lag                            12                            12
                                  Triggers                          FAIL                          FAIL
                       Optional Redemption                       Call (N)                      Call (N)

                        WAL for Princ Pmts                         19.63                         20.72
                       Principal Writedown                         1.12%                         1.40%
       Total Collat Loss (Collat Maturity)                        14.28%                        11.10%
Total Collat Liquidation (Collat Maturity)                        23.54%                        18.30%

                             LOSS SEVERITY
                                Prepay (1F) 100 *New_RABO_FRM_PREPAY_RAMP  100 *New_RABO_FRM_PREPAY_RAMP
                                Prepay (1A) 100 *New_RABO_ARM_PREPAY_RAMP  100 *New_RABO_ARM_PREPAY_RAMP
                                     LIBOR                        Forward       Flat for 12 -- Spike 400
                                   DEFAULT                       6.46 CDR                       4.88 CDR
                         Servicer Advances                           100%                           100%
                           Liquidation Lag                             12                             12
                                  Triggers                           FAIL                           FAIL
                       Optional Redemption                        Call (N)                       Call (N)

                        WAL for Princ Pmts                          15.72                          16.43
                       Principal Writedown                          1.20%                          1.09%
       Total Collat Loss (Collat Maturity)                         11.68%                          9.17%
Total Collat Liquidation (Collat Maturity)                         19.28%                         15.14%

                             LOSS SEVERITY
                                Prepay (1F) 135 *New_RABO_FRM_PREPAY_RAMP  135 *New_RABO_FRM_PREPAY_RAMP
                                Prepay (1A) 135 *New_RABO_ARM_PREPAY_RAMP  135 *New_RABO_ARM_PREPAY_RAMP
                                     LIBOR                        Forward       Flat for 12 -- Spike 400
                                   DEFAULT                       6.83 CDR                       5.47 CDR
                         Servicer Advances                           100%                           100%
                           Liquidation Lag                             12                             12
                                  Triggers                           FAIL                           FAIL
                       Optional Redemption                        Call (N)                       Call (N)

                        WAL for Princ Pmts                          11.85                          12.22
                       Principal Writedown                          0.48%                          0.70%
       Total Collat Loss (Collat Maturity)                          9.50%                          7.78%
Total Collat Liquidation (Collat Maturity)                         15.69%                         12.85%
